UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): July 21, 2017
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 2.02    Results of Operations and Financial Condition

On July 25, 2017, TransUnion (the "Company") issued a press release announcing results for the quarter ended June 30, 2017. A copy of the press release is attached and furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b)On July 21, 2017, Samuel A. Hamood, Executive Vice President and Chief Financial Officer, tendered his resignation from all positions with TransUnion and its subsidiaries, effective as of August 18, 2017. Mr. Hamood’s resignation did not result from any disagreement with the company on any matter relating to the company’s operations, policies or practices.
c)On July 21, 2017, the Board of Directors accepted Mr. Hamood’s resignation and appointed Todd M. Cello to succeed Mr. Hamood as Executive Vice President and Chief Financial Officer, effective as of August 18, 2017.  Mr. Cello, 42, has more than 19 years of finance and accounting experience having graduated from the University of Illinois at Chicago in 1997 with a Bachelor of Science degree in Accounting and is registered in Illinois as a certified public accountant since 1999.

Mr. Cello joined TransUnion in 1997 as a staff accountant and has served in a number of roles within the company’s Finance function, including as the chief financial officer of our USIS segment from 2005 through 2008, and as our Vice President - Strategic and Financial Planning from 2009 through 2015, before taking on his current role as the chief financial officer of our International segment in 2015.

As Executive Vice President and Chief Financial Officer, Mr. Cello will participate in TransUnion’s compensation programs upon terms commensurate with other executives at the level of Executive Vice President.

There are no arrangements or understandings between Mr. Cello and any other persons pursuant to which he was elected to serve as an executive officer and there are no family relationships existing between Mr. Cello and any executive officer or director of TransUnion. Mr. Cello has no direct or indirect material interest in an any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release of TransUnion dated July 25, 2017, announcing results for the quarter ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: July 25, 2017
By:     /s/ Mick Forde
Name:    Mick Forde
Title:    Senior Vice President